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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


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                Date of Report (Date of earliest event reported):

                                December 17, 1997


                           AMERICA WEST AIRLINES, INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                                  1-10140                                      86-0418245
  (State or other jurisdiction                  (Commission File No.)                           (I.R.S. Employer
        of incorporation)                                                                      Identification No.)



                          4000 E. Sky Harbor Boulevard
                             Phoenix, Arizona 85034
               (Address of principal executive offices) (Zip Code)


                                 (602) 693-0800
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On December 17, 1997, America West Airlines, Inc. ("AWA"), a wholly owned subsidiary of America West Holdings Corporation, completed the negotiation of a $100 million secured revolving credit facility, which was arranged by the Industrial Bank of Japan and syndicated to five additional banks. The press release announcing the agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated hereby reference.

         On December 18, 1997, the flight attendants of AWA, represented by the Association of Flight Attendants, voted against the tentative agreement reached on October 31, 1997, between AWA and the flight attendants' negotiating committee. The press release announcing the vote is filed as Exhibit 99.2 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  EXHIBITS

         Exhibit 99.1      -- Press Release dated December 17, 1997.
         Exhibit 99.2      -- Press Release dated December 18, 1997.










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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMERICA WEST AIRLINES, INC.


                                       By:   /s/ W.Douglas Parker
                                           ____________________________
                                           W. Douglas Parker
                                           Senior Vice President and
                                             Chief Financial Officer




Date: December 23, 1997